UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 Westwood Place, Suite 350 Brentwood, TN 37027
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	CYRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Cryoport, Inc., a Nevada corporation (the “Company”), filed on October 1, 2020 (the “Original Report”), in which the Company reported, among other events, the completion of the MVE Acquisition and CRYOPDP Acquisition (each as defined in the Original Report and together, the “Transactions”).

This Amendment No. 1 is being filed in order to include (a) unaudited pro forma condensed combined financial information for the Company, the MVE cryobiological business and CRYOPDP as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 and the related notes, (b) the audited combined financial statements of the MVE cryobiological business as of and for the years ended December 31, 2018 and December 31, 2019 and the related notes, (c) the audited consolidated financial statements of CRYOPDP as of and for the years ended December 31, 2018 and December 31, 2019 and the related notes, (d) the unaudited condensed combined financial statements of the MVE cryobiological business as of December 31, 2019 and September 30, 2020 and for the nine months ended September 30, 2019 and 2020 and the related notes and (e) the unaudited consolidated financial statements of CRYOPDP as of December 31, 2019 and September 30, 2020 and for the nine months ended September 30, 2019 and 2020 and the related notes.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report, except as indicated below under Item 9.01. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of businesses acquired

MVE Cryobiological Business

The financial statements of the MVE cryobiological business are attached as Exhibit 99.2 and Exhibit 99.4 and are incorporated herein by reference.

CRYOPDP

The financial statements of CRYOPDP are attached as Exhibit 99.3 and Exhibit 99.5 and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information for the Company, the MVE cryobiological business and CRYOPDP is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This unaudited pro forma condensed combined financial information may not be indicative of what our actual financial position or results of operations would have been if the Transactions had been consummated on such dates and are not necessarily indicative of results to be expected for any future period following the Transactions.

(d) Exhibits

The exhibits filed as part of this Current Report on Form 8-K are listed in the index to exhibits immediately preceding the signature page to this Current Report on Form 8-K, which index to exhibits is incorporated herein by reference.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
23.2	Consent of Crowe HAF.
99.1	The unaudited pro forma condensed combined financial information for the Company, the MVE cryobiological business and CRYOPDP as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019 and the related notes.
99.2	The audited combined financial statements of the MVE cryobiological business for the years ended December 31, 2018 and December 31, 2019 and the related notes.
99.3	The audited consolidated financial statements of the CRYOPDP for the years ended December 31, 2018 and December 31, 2019 and the related notes.
99.4	The unaudited condensed combined financial statements of the MVE cryobiological business as of December 31, 2019 and September 30, 2020 and for the nine months ended September 30, 2019 and 2020 and the related notes.
99.5	The unaudited consolidated financial statements of CRYOPDP as of December 31, 2019 and September 30, 2020 and for the nine months ended September 30, 2019 and 2020 and the related notes.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2020	Cryoport, Inc.

/s/ Robert Stefanovich
Robert Stefanovich Chief Financial Officer